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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 4, 1999
(Date of earliest event reported)

Commission File No. 333-48053



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                        59-3170055
       Delaware                                         59-3170052
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(State of Incorporation)                  (I.R.S. Employer Identification No.)

10401 Deerwood Park Boulevard
Jacksonville, Florida                                      32256
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Address of principal executive offices                   (Zip Code)



                                 (904) 987-5000
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)





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ITEM 5. Other Events

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Montgomery Securities LLC, which are hereby filed pursuant to such letter.


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ITEM 7. Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------                -----------

   (99) Computational Materials prepared by NationsBanc Montgomery Securities LLC in connection with EQCC Home Equity Loan Asset Backed Certificates, Series 1999-1


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EQCC RECEIVABLES CORPORATION


March 4, 1999

                                      By:    /s/ Lenore Hanapel
                                             -------------------------
                                      Name:  Lenore Hanapel
                                      Title: Senior Vice President



                                      EQCC ASSET BACKED CORPORATION


March 4, 1999

                                      By:    /s/ Lenore Hanapel
                                             -------------------------
                                      Name:  Lenore Hanapel
                                      Title: Senior Vice President


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                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------

     (99)     Computational Materials prepared by NationsBanc           E
              Montgomery Securities LLC in connection with EQCC Home Equity Loan Asset Backed Certificates,
              Series 1999-1



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